SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: May 13, 2003
                        (Date of earliest event reported)


                               QCR Holdings, Inc.
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             (Exact name of Registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


       0-22208                                           42-1397595
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(Commission File Number)                 (I.R.S. Employer Identification Number)


             3551 Seventh Street, Suite 204, Moline, Illinois 61265
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               (Address of principal executive offices) (Zip Code)


                                 (309) 736-3580
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              (Registrant's telephone number, including area code)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Business Acquired.
                  -----------------------------------------

                  None.

         (b)      Pro Forma Financial Information.
                  -------------------------------

                  None.

         (c)      Exhibits.
                  --------

                  99.1     Shareholder letter dated May 2003

Item 9.  Regulation FD Disclosure

The following information is being furnished under Item 12 of Form 8-K, "Results of Operations and Financial Condition," and is included under this Item 9 in accordance with SEC Release No. 33-8216 (March 27, 2003). On May 13, 2003, QCR Holdings, Inc. issued a shareholder letter discussing the Company's financial results for the first quarter ended March 31, 2003. The letter is attached hereto as Exhibit 99.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   QCR HOLDINGS, INC.

Dated:  May 13, 2003                               By:  /s/ Todd A Gipple
                                                        ------------------------
                                                        Todd A. Gipple
                                                        Chief Financial Officer